Prepaid Expenses	6 Months Ended
Jun. 30, 2018
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid Expenses

Note 4 — Prepaid Expenses

Green Houses

On February 8, 2018 the Company entered into an agreement with an unrelated third party for the purpose of designing, purchasing and reselling green houses for sale. Under the agreement the Company was to contribute its expertise in construction, and the other party their expertise in designing, procuring and operating green houses. In April of 2018 the third party informed the Company that it was unable to satisfy their duties under the agreement due to unrelated hardships. Upon their departure the Company agreed with the purchasers to complete the agreement, which includes the design, purchase and installation of six (6) green houses to four (4) separate purchasers.

As of June 30, 2018, the Company had received $386,416 in deposits from the purchasers which were recorded as customer deposits on the balance sheet and had prepaid for the manufacture and sale of the green houses $335,163 as prepaid expenses related to the design, purchase and resale of green houses.

Management Agreement

On April 18, 2018 the Company entered into a management agreement with a Nevada company (the “Licensed Operator”) that holds a cultivation license, such that it can lawfully engage in the cultivation of marijuana for sale under the laws of the State of Nevada. The term of the agreement is for 8 years. The Licensed Operator has engaged the Company to develop, manage, and operate a licensed cultivation facility on 3 acres of property owned by the Licensed Operator. The Company, at its sole cost and expense, has agreed to complete the construction of an outdoor grow facility meeting the local and state building codes and regulations to cultivate marijuana.

Upon completion of the build-out of the outdoor grow facility and obtaining the appropriate approvals from the local and state authorities, the Company has agreed to generate sales of at least $5 million per year from product cultivated from the outdoor grow facility. The Licensed Operator may terminate the agreement if annual sales fall below the $5 million minimum requirement as defined in the agreement. Prior to the termination of the agreement by the Licensed Operator, the Company may cure any applicable deficiency by paying 10% of the deficiency to the Licensed Operator.

Pursuant to the management agreement, the Licensed Operator will retain 15% of the net revenues generated from product cultivated from the outdoor grow facility and pay 85% of the net revenues to the Company. Upon execution of the agreement, the Company paid $300,000 to the Licensed Operator as consideration for the opportunity to construct and manage the outdoor grow facility on the Licensed Operator’s property. In exchange for the initial consideration, the Licensed Operator has agreed not to retain 15% of the first $2 million of net revenues generated from the outdoor grow facility. In addition, once the outdoor grow facility begins production, the Company has agreed to pay the Licensed Operator $7,000 per month for compliance, security, and other administration costs incurred by the Licensed Operator during the term of the agreement.

As of June 30, 2018, the Company recorded the $300,000 paid to the Licensed Operator as prepaid expenses.